J.P. Morgan Mortgage Trust 2025-HE1 ABS-15G

Exhibit 99.6

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on HELOC mortgage loans on behalf of their client, J.P. Morgan Chase Bank, N.A. The review included a total of eight hundred seventy-four (874) residential mortgage loans, in connection with the securitization identified as JPMMT 2025-HE1 (the “Securitization”). The Review was conducted from February 2024 through December 2024 on HELOC mortgage loans originated between December 2023 and December 2024.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	Elgibility Review

i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate LTV, CLTV, and HLTV
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Truth in Lending Act (TILA)

i.	Prohibited Acts and Practices: Review the HELOC disclosures to determine if any prohibited acts or practices are evidenced in the agreements. The review includes the following:

o	The required use of a publicly available index

o	No unilateral changes in terms, acceleration, or termination, unless expressly permitted No unpermitted collection of non-refundable fees

ii.	Early Disclosure: A Review of the HELOC Early Disclosures to ensure the proper format, timing, and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:
o	All required early disclosures were provided within three days of the application date
o	The format and content of the early disclosures appear in the proper order and structure required under Reg Z

iii.	Initial Disclosure: A review of the HELOC Initial Disclosures to ensure the proper format and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:
o	The format and content of the initial disclosures are provided as required under Reg Z
o	A statement of billing rights was provided at closing that aligns with the model form under appendix G of Reg Z

iv.	Identify Tolerance Violations and applicable cost to cure

b.	Recalculation of APR and Finance Charge

C.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

v.	Points & Fees Test

vi.	Prepayment Penalty Test

vii.	Product Eligibility Testing

d.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	HELOC Booklet

ii.	Counselling requirements of TILA, as implemented by Reg Z

iii.	ARM Disclosure

e.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

f.	Loan Originator and Compensation Steering, as implemented by Regulation Z, 12 C.F.R 1026.36: Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction. Review relevant documentation to determine if there was dual compensation. Review the presence of the mortgage loan option disclosure to determine if the Steering Safe Harbor provisions were satisfied

g.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

e.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the eight hundred seventy-four (874) mortgage loans reviewed, seven hundred eighty-six (786) unique mortgage loans (89.93% by loan count) had a total of twelve hundred eighty-eight (1288) tape discrepancies across twenty-five (25) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Interest Only Flag	773	60.02%
Qualifying CLTV	303	23.52%
Qualifying Total Debt Income Ratio	94	7.30%
Borrower 1 Self-Employment Flag	27	2.10%
Loan Amount	17	1.32%
Borrower 1 SSN	11	0.85%
Borrower 1 Last Name	8	0.62%
Initial Monthly P&I Or IO Payment	6	0.47%
Borrower 1 Birthdate	6	0.47%
Borrower 2 Self-Employment Flag	6	0.47%
Application Date	6	0.47%
Borrower 1 Origination FICO	5	0.39%
Borrower 1 First Name	4	0.31%
Borrower 2 Origination FICO	3	0.23%
Borrower 1 Marital Status	3	0.23%
Note Date	3	0.23%
Property State	3	0.23%
Qualifying Interest Rate	2	0.16%
Note Type	2	0.16%
Property Zip Code	1	0.08%
Qualifying Housing Debt Income Ratio	1	0.08%
Qualifying LTV	1	0.08%
Property Address	1	0.08%
Borrower 1 FTHB	1	0.08%
Qualifying HLTV	1	0.08%
Grand Total	1288	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	843	$71,167,344.00	96.45%
Event Grade B	31	$3,214,800.00	3.55%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	874	$74,382,144.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	860	98.40%
Event Grade B	14	1.60%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	874	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	856	97.94%
Event Grade B	18	2.06%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	874	100.00%

Valuation Results: *Valuation review was not performed on the sample population
Event Grade	Loan Count	Percent of Sample
Event Grade A	0	0%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	0	0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	731
		Audited DTI Exceeds Guideline DTI	17
		Approval/Underwriting Summary Not Provided	11
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	11
		Property/Appraisal General	9
		Income and Employment Do Not Meet Guidelines	6
		Borrower 1 3rd Party VOE Prior to Close Missing	6
		Third Party Fraud Report not Provided	6
		The Initial 1003 is Missing	5
		The Note is Incomplete	5
		Borrower 2 3rd Party VOE Prior to Close Missing	5
		Borrower 1 Award Letter Missing	4
		Missing Taxpayer First Act Disclosure	4
		Citizenship Documentation Not Provided	4
		Borrower 1 Total Years Employment Verified is Less Than 24 Months	3
		Borrower 2 Paystubs Missing	3
		Borrower 1 CPA Letter Missing	3
		Property Title Issue	3
		Housing History Does Not Meet Guideline Requirements	3
		Borrower 1 W2/1099 Missing	2
		Borrower 1 Credit Report is Incomplete	2
		OFAC Check Not Completed and/or Cleared	2
		Income 1 Months Income Verified is Missing	2
		The Deed of Trust is Incomplete	2
		Borrower 1 Personal Tax Returns Missing	2
		Borrower 1 Paystubs Missing	2
		Income/Employment General	2
		Borrower information on 1003 is incomplete	2
		Missing evidence Mortgage/Deed of Trust will be recorded	2
		PUD Rider is Missing	2
		Missing evidence tax return extension was filed.	2
		The Final 1003 is Missing	2
		Borrower 2 W2/1099 Missing	2
		Title Document Missing	2
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	2

Audited FICO is less than Guideline FICO	2
All Interested Parties Not Checked with Exclusionary Lists	2
Hazard Insurance Effective Date is after the Disbursement Date	2
Income 2 Months Income Verified is Missing	1
The Final 1003 is Incomplete	1
Evidence of Property Tax Missing	1
Income 3 Months Income Verified is Missing	1
Borrower 1 WVOE Missing	1
Borrower 1 Executed 4506-T Missing	1
Open Current Charge offs	1
Borrower 2 Personal Tax Returns Missing	1
File does not contain all required valuation documents	1
Missing Application	1
Appraised value unsupported	1
Borrower 1 Lease Agreements Missing	1
Appraisal incomplete (missing map, layout, pages, etc.)	1
Audited HCLTV Exceeds Guideline HCLTV	1
DTI exceeds program maximum	1
Missing income documentation	1
Post FEMA Disaster Property Inspection Shows Property Damage	1
Missing Letter of Explanation (Credit)	1
Audited CLTV Exceeds Guideline CLTV	1
Missing Payment History	1
Flood Insurance Policy Missing	1
Missing Property Tax Cert	1
Fraud: Potential Identity Issues identified in the file	1
Borrower residency documentation not provided or issue with documentation	1
Hazard Insurance Policy is Partial	1
ATR: Reasonable Income or Assets Not Considered	1
Title Document is Partially Present	1
Missing VVOE dated within 10 days consummation	1
Verification of Borrower Liabilities Missing or Incomplete	1
Collections, liens or judgments not paid at closing	1
No HOA fees on appraisal and property identified as a PUD	1
Total Credit Grade (A) Exceptions:	908

	B	Approval/Underwriting Summary Not Provided	7
Compliance	A	Audited Loan Amount is greater than Guideline Minimum Loan Amount	2
		Property Title Issue	1
		Income and Employment Do Not Meet Guidelines	1
		The Note is Incomplete	1
		Audited DTI Exceeds Guideline DTI	1
		Borrower 2 residency documentation not provided or issue with documentation	1
		Total Credit Grade (B) Exceptions:	14
		No Compliance Findings	836
		HELOC Brochure Missing	7
		Right of Rescission is Missing	3
		Non-Borrower Title Holder Did Not Receive Right of Rescission Form	2
		HELOC Authorization To Pay Missing	2
		HELOC Early Disclosure Is Not Within Three Days Of Application Date	2
		Collateral Protection Notice is Missing	1
		The Note is Not Executed	1
		Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered	1
		Final HUD-1 Document is Missing	1
		Regulation § 1026.43(c)(2)(iii) failure - The consumer's qualifying monthly payment is not calculated based on (a) the greater of the fully indexed rate or introductory rate and (b) Monthly, fully amortizing payments that are substantially equal.	1
		HELOC Early Disclosure Missing	1
		Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
	B	Homeownership Counseling Disclosure Is Missing	1
		Right of Rescission is Not Executed	1
		Late Charge Grace Period is greater than 15 days	1
		TX Constitution A6 Total Indebtedness Test	1
		Missing Mortgage	1
		Mortgage not properly executed	1
		Total Compliance Grade (A) Exceptions:	865
		eSigned Documents Consent is Missing	14
		Homeownership Counseling Disclosure Is Missing	3
		HELOC Early Disclosure Incomplete	2
		HELOC Authorization To Pay Incomplete	1
		Total Compliance Grade (B) Exceptions:	20

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.